The Allstate Corporation Investor Supplement First Quarter 2025 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. Exhibit 99.2

The Allstate Corporation Investor Supplement - First Quarter 2025 Table of Contents Consolidated Operations Protection Services Condensed Consolidated Statements of Operations 1 Segment Results 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Allstate Health and Benefits Return on Allstate Common Shareholders' Equity 4 Segment Results and Other Statistics 12 Policies in Force 5 Corporate and Other Property-Liability Segment Results 13 Results 6 Allstate Protection Investments Profitability Measures 7 Investment Position and Results 14 Impact of Net Rate Changes Implemented on Premiums Written 8 Investment Position and Results by Strategy 15 Auto Profitability Measures and Statistics 9 Homeowners Profitability Measures and Statistics 10 Definitions of Non-GAAP Measures 16,17 Glossary 18 Items included in the glossary are denoted with a caret (^) the first time used.

The Allstate Corporation
Condensed Consolidated Statements of Operations

(In millions, except per share data)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Revenues					
Property and casualty insurance premiums ^	$ 14,698	$ 14,591	$ 14,333	$ 13,952	$ 13,512
Accident and health insurance premiums and contract charges ^	487	482	487	474	478
Other revenue ^	762	801	781	679	669
Net investment income	854	833	783	712	764
Net gains (losses) on investments and derivatives	(349)	(201)	243	(103)	(164)
Total revenues	16,452	16,506	16,627	15,714	15,259
Costs and expenses					
Property and casualty insurance claims and claims expense	10,815	9,024	10,409	10,801	9,501
Accident, health and other policy benefits	333	337	317	291	296
Amortization of deferred policy acquisition costs	2,087	2,062	2,037	2,001	1,939
Operating costs and expenses	2,245	2,505	2,217	2,019	1,885
Pension and other postretirement remeasurement (gains) losses	78	(52)	26	(9)	(2)
Restructuring and related charges	16	10	28	13	10
Amortization of purchased intangibles	59	70	71	70	69
Interest expense	100	101	104	98	97
Total costs and expenses	15,733	14,057	15,209	15,284	13,795
Income from operations before income tax expense	719	2,449	1,418	430	1,464
Income tax expense	123	559	254	83	266
Net income	596	1,890	1,164	347	1,198
Less: Net income (loss) attributable to noncontrolling interest	1	(38)	(26)	16	(20)
Net income attributable to Allstate	595	1,928	1,190	331	1,218
Less: Preferred stock dividends	29	29	29	30	29
Net income applicable to common shareholders	$ 566	$ 1,899	$ 1,161	$ 301	$ 1,189
Earnings per common share					
Net income applicable to common shareholders per common share - Basic	$ 2.13	$ 7.16	$ 4.39	$ 1.14	$ 4.51
Weighted average common shares - Basic	265.3	265.1	264.6	264.1	263.5
Net income applicable to common shareholders per common share - Diluted	$ 2.11	$ 7.07	$ 4.33	$ 1.13	$ 4.46
Weighted average common shares - Diluted	268.8	268.7	268.0	267.1	266.5
Cash dividends declared per common share	$ 1.00	$ 0.92	$ 0.92	$ 0.92	$ 0.92

The Allstate Corporation 1Q 25 Supplement 1

The Allstate Corporation Contribution to Income (In millions, except per share data) Three months ended March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Contribution to income Net income applicable to common shareholders $ 566 $ 1,899 $ 1,161 $ 301 $ 1,189 Net (gains) losses on investments and derivatives 349 201 (243) 103 164 Pension and other postretirement remeasurement (gains) losses 78 (52) 26 (9) (2) Amortization of purchased intangibles 59 70 71 70 69 (Gain) loss on disposition — (10) (1) (1) (4) Income tax expense (benefit) (103) (46) 34 (35) (49) Adjusted net income * $ 949 $ 2,062 $ 1,048 $ 429 $ 1,367 Income per common share - Diluted Net income applicable to common shareholders $ 2.11 $ 7.07 $ 4.33 $ 1.13 $ 4.46 Net (gains) losses on investments and derivatives 1.30 0.75 (0.91) 0.38 0.62 Pension and other postretirement remeasurement (gains) losses 0.29 (0.20) 0.10 (0.03) (0.01) Amortization of purchased intangibles 0.22 0.26 0.26 0.26 0.26 (Gain) loss on disposition — (0.04) — — (0.02) Income tax expense (benefit) (0.39) (0.17) 0.13 (0.13) (0.18) Adjusted net income * $ 3.53 $ 7.67 $ 3.91 $ 1.61 $ 5.13 Weighted average common shares - Diluted 268.8 268.7 268.0 267.1 266.5 The Allstate Corporation 1Q 25 Supplement 2

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Book value per common share					
Numerator:					
Allstate common shareholders' equity [1]	$ 20,054	$ 19,441	$ 18,876	$ 16,592	$ 16,638
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding [2]	268.8	268.7	268.3	267.0	267.2
Book value per common share	$ 74.61	$ 72.35	$ 70.35	$ 62.14	$ 62.27
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities					
Numerator:					
Allstate common shareholders' equity [1]	$ 20,054	$ 19,441	$ 18,876	$ 16,592	$ 16,638
Less: Unrealized net capital gains and losses on fixed income securities	(351)	(779)	364	(939)	(813)
Adjusted Allstate common shareholders' equity	$ 20,405	$ 20,220	$ 18,512	$ 17,531	$ 17,451
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding [2]	268.8	268.7	268.3	267.0	267.2
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 75.91	$ 75.25	$ 69.00	$ 65.66	$ 65.31
Total debt	$ 8,086	$ 8,085	$ 8,083	$ 8,082	$ 7,938
Total capital resources	$ 30,141	$ 29,527	$ 28,960	$ 26,675	$ 26,577
Ratio of debt to Allstate shareholders' equity	36.7 %	37.7 %	38.7 %	43.5 %	42.6 %
Ratio of debt to capital resources	26.8 %	27.4 %	27.9 %	30.3 %	29.9 %

[1] Excludes equity related to preferred stock of $2,001 million for all periods shown.

[2] Common shares outstanding were 265,115,277 and 264,969,685 as of March 31, 2025 and December 31, 2024, respectively.

The Allstate Corporation 1Q 25 Supplement

3

The Allstate Corporation
Return on Allstate Common Shareholders' Equity

($ in millions)

	As of or for the twelve months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Return on Allstate common shareholders' equity					
Numerator:					
Net income applicable to common shareholders	$ 3,927	$ 4,550	$ 4,111	$ 2,909	$ 1,219
Denominator:					
Beginning Allstate common shareholders' equity	$ 16,638	$ 15,769	$ 12,592	$ 13,516	$ 15,524
Ending Allstate common shareholders' equity [(1)]	20,054	19,441	18,876	16,592	16,638
Average Allstate common shareholders' equity ^	$ 18,346	$ 17,605	$ 15,734	$ 15,054	$ 16,081
Return on Allstate common shareholders' equity	21.4 %	25.8 %	26.1 %	19.3 %	7.6 %
Adjusted net income return on Allstate common shareholders' equity					
Numerator:					
Adjusted net income *	$ 4,488	$ 4,906	$ 4,385	$ 3,551	$ 1,960
Denominator:					
Beginning Allstate common shareholders' equity	$ 16,638	$ 15,769	$ 12,592	$ 13,516	$ 15,524
Less: Unrealized net capital gains and losses	(819)	(604)	(2,512)	(1,845)	(1,573)
Adjusted beginning Allstate common shareholders' equity	17,457	16,373	15,104	15,361	17,097
Ending Allstate common shareholders' equity [(1)]	20,054	19,441	18,876	16,592	16,638
Less: Unrealized net capital gains and losses	(351)	(771)	361	(938)	(819)
Adjusted ending Allstate common shareholders' equity	20,405	20,212	18,515	17,530	17,457
Average adjusted Allstate common shareholders' equity ^	$ 18,931	$ 18,293	$ 16,810	$ 16,446	$ 17,277
Adjusted net income return on Allstate common shareholders' equity *	23.7 %	26.8 %	26.1 %	21.6 %	11.3 %

(1) Excludes equity related to preferred stock of $2,001 million for all periods shown.

The Allstate Corporation 1Q 25 Supplement
4

The Allstate Corporation
Policies in Force

	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Policies in force statistics (in thousands) [1]					
Allstate Protection					
Auto	25,100	24,936	24,998	25,124	25,207
Homeowners	7,549	7,511	7,483	7,426	7,364
Other personal lines	4,874	4,870	4,877	4,871	4,849
Commercial lines	189	213	238	256	273
Total	37,712	37,530	37,596	37,677	37,693
Protection Services					
Allstate Protection Plans	161,503	159,761	156,818	151,172	148,086
Allstate Dealer Services	3,690	3,710	3,703	3,733	3,758
Allstate Roadside	867	758	670	604	565
Allstate Identity Protection	2,648	2,511	2,538	2,510	3,031
Total	168,708	166,740	163,729	158,019	155,440
Allstate Health and Benefits					
Employer voluntary benefits ^ [2]	3,553	3,464	3,556	3,577	3,594
Group health ^ [2]	138	140	140	148	146
Individual health ^	478	471	462	456	453
Total	4,169	4,075	4,158	4,181	4,193
Total policies in force	210,589	208,345	205,483	199,877	197,326

[1] Policy counts are based on items rather than customers.

- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Lender-placed policies are excluded from policy counts because relationships are with the lenders.
- Allstate Roadside reflects memberships in force and does not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Allstate Protection Plans represents active consumer product protection plans.
- Allstate Identity Protection reflects individual customer counts for identity protection products.
- Allstate Health and Benefits reflects certificate counts as opposed to group counts.

[2] Held for sale as of March 31, 2025. The sale of the empoyer voluntary benefits business closed on April 1, 2025.

The Allstate Corporation 1Q 25 Supplement

5

The Allstate Corporation
Property-Liability Results

($ in millions, except ratios)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Premiums written	$ 14,297	$ 13,757	$ 14,707	$ 14,279	$ 13,183
(Increase) decrease in unearned premiums	(272)	267	(1,075)	(921)	(237)
Other	2	(91)	62	(19)	(46)
Premiums earned	14,027	13,933	13,694	13,339	12,900
Other revenue	488	493	531	441	430
Claims and claims expense	(10,660)	(8,871)	(10,249)	(10,649)	(9,349)
Amortization of deferred policy acquisition costs	(1,732)	(1,699)	(1,696)	(1,673)	(1,608)
Operating costs and expenses	(1,701)	(1,966)	(1,710)	(1,537)	(1,417)
Restructuring and related charges	(16)	(6)	(23)	(15)	(7)
Amortization of purchased intangibles	(46)	(52)	(52)	(51)	(51)
Underwriting income (loss) [(1)]	$ 360	$ 1,832	$ 495	$ (145)	$ 898
Catastrophe losses	$ (2,202)	$ (410)	$ (1,703)	$ (2,120)	$ (731)
Claims expense excluding catastrophe expense ^	(734)	(758)	(736)	(713)	(696)
Operating ratios and reconciliations to underlying ratios					
Loss ratio	76.0	63.7	74.9	79.8	72.4
Effect of catastrophe losses	(15.7)	(2.9)	(12.4)	(15.9)	(5.7)
Effect of non-catastrophe prior year reserve reestimates	1.7	(0.6)	(0.4)	0.5	(0.1)
Underlying loss ratio *	62.0	60.2	62.1	64.4	66.6
Expense ratio ^	21.4	23.2	21.5	21.3	20.6
Effect of amortization of purchased intangibles	(0.3)	(0.4)	(0.4)	(0.4)	(0.3)
Underlying expense ratio *	21.1	22.8	21.1	20.9	20.3
Effect of advertising expense	(3.7)	(4.7)	(3.8)	(3.0)	(2.2)
Effect of restructuring and related charges	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Adjusted underwriting expense ratio *	17.3	18.0	17.2	17.8	18.0
Claims expense ratio excluding catastrophe expense ^	5.2	5.4	5.4	5.3	5.4
Adjusted expense ratio *	22.5	23.4	22.6	23.1	23.4
Combined ratio	97.4	86.9	96.4	101.1	93.0
Effect of catastrophe losses	(15.7)	(2.9)	(12.4)	(15.9)	(5.7)
Effect of non-catastrophe prior year reserve reestimates	1.7	(0.6)	(0.4)	0.5	(0.1)
Effect of amortization of purchased intangibles	(0.3)	(0.4)	(0.4)	(0.4)	(0.3)
Underlying combined ratio *	83.1	83.0	83.2	85.3	86.9
Effect of Run-off Property-Liability on combined ratio	—	0.1	0.5	—	—
[(1)] **Underwriting income (loss)**					
Allstate Protection	$ 364	$ 1,837	$ 555	$ (142)	$ 903
Run-off Property-Liability	(4)	(5)	(60)	(3)	(5)
Property-Liability	$ 360	$ 1,832	$ 495	$ (145)	$ 898
Other financial information					
Net investment income	$ 783	$ 757	$ 708	$ 643	$ 702
Income tax expense on operations	(227)	(596)	(217)	(113)	(308)
Net income (loss) attributable to noncontrolling interest, after-tax	1	(38)	(25)	16	(20)
Amortization of purchased intangibles	(46)	(52)	(52)	(51)	(51)

The Allstate Corporation 1Q 25 Supplement 6

The Allstate Corporation
Allstate Protection Profitability Measures

($ in millions, except ratios)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Premiums written					
Auto	$ 9,848	$ 9,116	$ 9,539	$ 9,284	$ 9,357
Homeowners	3,453	3,624	4,073	3,845	2,874
Other personal lines	729	746	817	845	660
Commercial lines	94	84	104	150	157
Other business lines ^	173	187	174	155	135
Total	$ 14,297	$ 13,757	$ 14,707	$ 14,279	$ 13,183
Net premiums earned					
Auto	$ 9,347	$ 9,348	$ 9,270	$ 9,079	$ 8,778
Homeowners	3,657	3,548	3,403	3,255	3,154
Other personal lines	741	745	718	701	659
Commercial lines	113	131	151	158	169
Other business lines	169	161	152	146	140
Total	$ 14,027	$ 13,933	$ 13,694	$ 13,339	$ 12,900
Underwriting income (loss)					
Auto	$ 816	$ 603	$ 486	$ 370	$ 351
Homeowners	(451)	1,070	60	(375)	564
Other personal lines	(65)	133	(18)	(55)	7
Commercial lines	16	(16)	(16)	(138)	(70)
Other business lines	41	45	40	52	48
Answer Financial	7	2	3	4	3
Total	$ 364	$ 1,837	$ 555	$ (142)	$ 903
Claims expense excluding catastrophe expense	$ 731	$ 756	$ 732	$ 711	$ 695
Operating ratios and reconciliations to underlying ratios					
Loss ratio	76.0	63.6	74.4	79.8	72.4
Effect of catastrophe losses	(15.7)	(2.9)	(12.4)	(15.9)	(5.7)
Effect of non-catastrophe prior year reserve reestimates	1.7	(0.5)	0.1	0.5	(0.1)
Underlying loss ratio *	62.0	60.2	62.1	64.4	66.6
Expense ratio	21.4	23.2	21.5	21.3	20.6
Effect of amortization of purchased intangibles	(0.3)	(0.4)	(0.4)	(0.4)	(0.3)
Underlying expense ratio *	21.1	22.8	21.1	20.9	20.3
Effect of advertising expense	(3.7)	(4.7)	(3.8)	(3.0)	(2.2)
Effect of restructuring and related charges	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Adjusted underwriting expense ratio *	17.3	18.0	17.2	17.8	18.0
Combined ratio	97.4	86.8	95.9	101.1	93.0
Underlying combined ratio *	83.1	83.0	83.2	85.3	86.9
Claims expense ratio excluding catastrophe expense	5.2	5.4	5.3	5.3	5.4

The Allstate Corporation 1Q 25 Supplement 7

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written

	Three months ended March 31, 2025			Three months ended December 31, 2024		
	Number of locations [1]	Total (%) [2] [3]	Location specific (%) [4]	Number of locations	Total (%) [3]	Location specific (%)
Auto	32	1.4	4.3	33	0.9	4.8
Homeowners [5]	19	1.5	5.9	32	3.7	9.5

	Three months ended September 30, 2024			Three months ended June 30, 2024		
	Number of locations	Total (%) [3]	Location specific (%)	Number of locations	Total (%) [3]	Location specific (%)
Auto	39	2.7	7.6	38	1.1	6.8
Homeowners [5]	23	2.9	16.3	23	1.2	10.8

(1) Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented.

(2) Represents the impact in the locations where rate changes were implemented during the period as a percentage of total prior year-end premiums written.

(3) Implemented auto insurance rate increases totaled $545 million in the first quarter of 2025, after implementing $309 million, $919 million and $385 million in the fourth, third and second quarters of 2024, respectively.

(4) Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(5) Excludes the impact to average premium from inflation in insured home replacement costs and other aging factor adjustments, which could be significant.

The Allstate Corporation 1Q 25 Supplement

8

The Allstate Corporation
Auto Profitability Measures and Statistics

($ in millions, except ratios)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Allstate Protection					
Premiums written	$ 9,848	$ 9,116	$ 9,539	$ 9,284	$ 9,357
Net premiums earned	9,347	9,348	9,270	9,079	8,778
Underwriting income (loss)	816	603	486	370	351
Operating ratios and reconciliations to underlying ratios					
Loss ratio	69.3	69.3	71.9	74.2	75.4
Effect of catastrophe losses	(2.2)	(0.6)	(3.0)	(3.9)	(1.2)
Effect of non-catastrophe prior year reserve reestimates ("PYRR")	2.5	0.4	0.6	1.9	0.7
Underlying loss ratio *	69.6	69.1	69.5	72.2	74.9
Expense ratio	22.0	24.2	22.9	21.7	20.6
Effect of amortization of purchased intangibles	(0.4)	(0.3)	(0.4)	(0.4)	(0.4)
Underlying expense ratio *	21.6	23.9	22.5	21.3	20.2
Combined ratio	91.3	93.5	94.8	95.9	96.0
Effect of catastrophe losses	(2.2)	(0.6)	(3.0)	(3.9)	(1.2)
Effect of non-catastrophe PYRR	2.5	0.4	0.6	1.9	0.7
Effect of amortization of purchased intangibles ("APIA")	(0.4)	(0.3)	(0.4)	(0.4)	(0.4)
Underlying combined ratio *	91.2	93.0	92.0	93.5	95.1
Annualized average earned premium ^ ($)	1,490	1,500	1,483	1,445	1,393
Average underlying loss (incurred pure premium) * ^ ($)	1,037	1,037	1,031	1,043	1,043
Average underlying loss (incurred pure premium) * (% change year-over-year)	(0.6)	—	(0.1)	(0.5)	3.4
Average underlying loss (incurred pure premium) and expense * ^ ($)	1,359	1,395	1,364	1,351	1,325
New issued applications by channel (in thousands) ^					
Exclusive agency	748	671	675	628	605
Independent agency	686	562	597	562	555
Direct	757	579	620	538	510
Total	2,191	1,812	1,892	1,728	1,670
Allstate brand					
Average premium - gross written ^ ($)	853	858	852	841	823

The Allstate Corporation 1Q 25 Supplement

9

The Allstate Corporation
Homeowners Profitability Measures and Statistics

($ in millions, except ratios)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Allstate Protection					
Premiums written	$ 3,453	$ 3,624	$ 4,073	$ 3,845	$ 2,874
Net premiums earned	3,657	3,548	3,403	3,255	3,154
Underwriting income (loss)	(451)	1,070	60	(375)	564
Operating ratios and reconciliations to underlying ratios					
Loss ratio	91.8	46.9	76.3	90.3	60.3
Effect of catastrophe losses	(49.9)	(8.9)	(36.2)	(49.6)	(17.6)
Effect of non-catastrophe prior year reserve reestimates ("PYRR")	0.2	(1.1)	0.4	1.9	1.3
Underlying loss ratio *	42.1	36.9	40.5	42.6	44.0
Expense ratio	20.5	22.9	21.9	21.2	21.8
Effect of amortization of purchased intangibles	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying expense ratio *	20.3	22.6	21.6	20.9	21.5
Combined ratio	112.3	69.8	98.2	111.5	82.1
Effect of catastrophe losses	(49.9)	(8.9)	(36.2)	(49.6)	(17.6)
Effect of non-catastrophe PYRR	0.2	(1.1)	0.4	1.9	1.3
Effect of amortization of purchased intangibles ("APIA")	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)
Underlying combined ratio *	62.4	59.5	62.1	63.5	65.5
New issued applications by channel (in thousands)					
Exclusive agency	232	227	260	241	218
Independent agency	47	54	63	61	48
Direct	41	37	39	32	25
Total	320	318	362	334	291
Allstate brand					
Average premium - gross written ($)	2,210	2,111	2,050	1,993	1,912

The Allstate Corporation 1Q 25 Supplement

10

The Allstate Corporation
Protection Services Segment Results

($ in millions)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Protection Services					
Net premiums written	$ 657	$ 816	$ 678	$ 676	$ 627
Premiums earned	$ 671	$ 658	$ 639	$ 613	$ 612
Other revenue	128	148	110	98	85
Intersegment insurance premiums and service fees	37	57	49	39	35
Net investment income	24	26	24	23	21
Claims and claims expense	(161)	(160)	(166)	(157)	(158)
Amortization of deferred policy acquisition costs	(318)	(328)	(304)	(296)	(289)
Operating costs and expenses	(309)	(330)	(280)	(246)	(234)
Restructuring and related charges	—	(1)	—	—	(1)
Income tax expense on operations	(17)	(20)	(15)	(19)	(17)
Less: net income (loss) attributable to noncontrolling interest	—	—	(1)	—	—
Adjusted net income ^ (1)	55	50	58	55	54
Depreciation	5	5	5	6	6
Restructuring and related charges	—	1	—	—	1
Income tax expense on operations	17	20	15	19	17
Adjusted earnings before taxes, depreciation and restructuring *	$ 77	$ 76	$ 78	$ 80	$ 78
Allstate Protection Plans					
Net premiums written	$ 487	$ 648	$ 519	$ 518	$ 470
Premiums earned	$ 510	$ 497	$ 480	$ 453	$ 439
Revenue ^	540	528	512	483	464
Claims and claims expense	(124)	(123)	(129)	(120)	(114)
Amortization of deferred policy acquisition costs	(210)	(219)	(196)	(188)	(180)
Other costs and expenses ^	(148)	(130)	(139)	(122)	(117)
Restructuring and related charges	—	(1)	—	1	(1)
Income tax expense on operations	(13)	(18)	(10)	(13)	(12)
Less: net income (loss) attributable to noncontrolling interest	—	—	(1)	—	—
Adjusted net income	$ 45	$ 37	$ 39	$ 41	$ 40
Allstate Dealer Services					
Revenue	$ 146	$ 147	$ 146	$ 148	$ 146
Adjusted net income	4	4	5	6	6
Allstate Roadside					
Revenue	$ 55	$ 54	$ 53	$ 51	$ 66
Adjusted net income	11	10	10	8	11
Arity					
Revenue	$ 79	$ 121	$ 74	$ 52	$ 39
Adjusted net income (loss)	(6)	(3)	1	(2)	(4)
Allstate Identity Protection					
Revenue	$ 40	$ 39	$ 37	$ 39	$ 38
Adjusted net income	1	2	3	2	1

(1) Adjusted net income is the GAAP segment measure.

The Allstate Corporation 1Q 25 Supplement

11

The Allstate Corporation
Allstate Health and Benefits Segment Results and Other Statistics

($ in millions)

	Three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Allstate Health and Benefits					
Accident and health insurance premiums and contract charges	$ 487	$ 482	$ 487	$ 474	$ 478
Other revenue [(1)]	131	144	123	121	134
Net investment income	25	26	26	25	23
Accident, health and other policy benefits	(333)	(337)	(317)	(291)	(296)
Amortization of deferred policy acquisition costs	(37)	(35)	(37)	(32)	(42)
Operating costs and expenses	(234)	(234)	(232)	(224)	(225)
Restructuring and related charges	—	—	(2)	—	(1)
Income tax expense on operations	(9)	(11)	(11)	(15)	(15)
Adjusted net income	$ 30	$ 35	$ 37	$ 58	$ 56
Interest credited to contractholder funds	(8)	(9)	(8)	(8)	(9)
Benefit ratio ^	66.7 %	68.0 %	63.4 %	59.7 %	60.0 %
Adjusted net income (loss)					
Employer voluntary benefits	$ 22	$ 21	$ 19	$ 28	$ 17
Group health	12	2	13	28	28
Individual health	(4)	12	5	2	11
Total	$ 30	$ 35	$ 37	$ 58	$ 56
Premiums and contract charges					
Employer voluntary benefits	$ 243	$ 243	$ 248	$ 246	$ 248
Group health	124	123	120	120	118
Individual health	120	116	119	108	112
Total	$ 487	$ 482	$ 487	$ 474	$ 478

(1) Reflects commission revenue, administrative fees, agency fees and technology fees from the group health and individual health business.

The Allstate Corporation 1Q 25 Supplement 12

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended March 31, 2025 Dec. 31, 2024 Sept. 30, 2024 June 30, 2024 March 31, 2024 Other revenue $ 15 $ 16 $ 17 $ 19 $ 20 Net investment income 22 24 25 21 18 Operating costs and expenses (32) (35) (39) (47) (42) Restructuring and related charges — (3) (3) 2 (1) Interest expense (100) (101) (104) (98) (97) Income tax benefit on operations 27 22 23 29 25 Preferred stock dividends (29) (29) (29) (30) (29) Adjusted net loss $ (97) $ (106) $ (110) $ (104) $ (106) The Allstate Corporation 1Q 25 Supplement 13

The Allstate Corporation
Investment Position and Results

($ in millions)

	As of or for the three months ended				
	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Investment position					
Fixed income securities, at fair value	$ 51,993	$ 52,747	$ 53,961	$ 52,576	$ 50,777
Equity securities ^	4,465	4,463	2,091	2,216	2,383
Mortgage loans, net	770	784	765	815	815
Limited partnership interests ^	9,380	9,255	8,925	8,730	8,562
Short-term, at fair value	6,541	4,537	6,994	5,288	4,318
Other investments, net	901	824	866	979	1,004
Total	$ 74,050	$ 72,610	$ 73,602	$ 70,604	$ 67,859
Net investment income					
Fixed income securities	$ 608	$ 614	$ 587	$ 571	$ 526
Equity securities	20	27	17	18	15
Mortgage loans	10	9	9	9	9
Limited partnership interests	194	160	138	103	199
Short-term investments	72	74	87	62	67
Other investments	21	35	25	25	21
Investment income, before expense	925	919	863	788	837
Investment expense	(71)	(86)	(80)	(76)	(73)
Net investment income	$ 854	$ 833	$ 783	$ 712	$ 764
Pre-tax yields on fixed income securities ^ [1]	4.4 %	4.4 %	4.3 %	4.3 %	4.1 %
Net gains (losses) on investments and derivatives, pre-tax by transaction type					
Sales	$ (137)	$ (75)	$ 116	$ (90)	$ (111)
Credit losses	(76)	(3)	(12)	(16)	(115)
Valuation change of equity investments	(117)	(112)	119	18	70
Valuation change and settlements of derivatives	(19)	(11)	20	(15)	(8)
Total	$ (349)	$ (201)	$ 243	$ (103)	$ (164)
Total return on investment portfolio ^ [1]					
Net investment income	1.2 %	1.1 %	1.1 %	1.0 %	1.1 %
Valuation-interest bearing	0.4 [2]	(2.1)	2.5	(0.3)	(0.7) [2]
Valuation-equity investments	(0.2)	(0.1)	0.1	—	0.1
Total	1.4 %	(1.1) %	3.7 %	0.7 %	0.5 %
Fixed income securities portfolio duration ^ (in years) [1]	5.1	5.2	5.1	4.9	4.8
Fixed income securities portfolio duration including interest rate derivative positions (in years) [1]	5.1	5.3	5.3	5.0	4.9
Fixed income and short-term investments duration including interest rate derivative positions (in years) [1]	4.6	4.9	4.7	4.6	4.6

(1) Beginning in the third quarter of 2024 calculations include investments held for sale.

(2) Includes (0.1%) and (0.2%) impact related to losses recorded for variable interest in Reciprocal Exchanges in Q1 2025 and Q1 2024, respectively.

The Allstate Corporation 1Q 25 Supplement

14

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)

As of or for the three months ended

	March 31, 2025	Dec. 31, 2024	Sept. 30, 2024	June 30, 2024	March 31, 2024
Investment Position					
Market-based ^					
Interest-bearing investments ^	$ 59,411	$ 58,068	$ 61,747	$ 58,781	$ 56,035
Equity securities	3,795	3,797	1,400	1,539	1,722
LP and other alternative investments ^	281	285	148	162	158
Total	$ 63,487	$ 62,150	$ 63,295	$ 60,482	$ 57,915
Performance-based ^					
Private equity [1]	$ 8,393	$ 8,411	$ 8,191	$ 8,064	$ 7,891
Real estate	2,170	2,049	2,116	2,058	2,053
Total	$ 10,563	$ 10,460	$ 10,307	$ 10,122	$ 9,944
Investment income					
Market-based					
Interest-bearing investments	$ 698	$ 705	$ 691	$ 649	$ 609
Equity securities	18	25	16	16	13
LP and other alternative investments [2]	3	(3)	1	2	4
Income for yield calculation	$ 719	$ 727	$ 708	$ 667	$ 626
Pre-tax yield [3]	4.4 %	4.5 %	4.5 %	4.4 %	4.3 %
Performance-based					
Private equity	$ 103	$ 138	$ 130	$ 119	$ 196
Real estate	103	54	25	2	15
Investment income, before expense	206	192	155	121	211
Investee level expenses	(10)	(25)	(12)	(14)	(10)
Income for yield calculation	$ 196	$ 167	$ 143	$ 107	$ 201
Pre-tax yield	7.5 %	6.5 %	5.6 %	4.3 %	8.2 %
Total return on investment portfolio					
Market-based [3]	1.5 % [4]	(1.5) %	4.2 %	0.7 %	0.3 % [4]
Performance-based	1.6	2.1	1.5	1.0	2.3
Internal rate of return ^					
Performance-based					
10 year	11.2 %	11.4 %	11.2 %	11.5 %	11.7 %
5 year	12.2	12.1	11.5	11.6	12.1
3 year	5.4	7.3	9.4	11.7	14.3
1 year	4.5	6.3	4.3	4.9	5.6

(1) Includes infrastructure investments of $1.32 billion as of March 31, 2025.
(2) Net of any investee level expenses.
(3) Beginning in the third quarter of 2024 calculations include investments held for sale.
(4) Includes (0.1%) and (0.2%) impact related to losses recorded for variable interest in Reciprocal Exchanges in Q1 2025 and Q1 2024, respectively.

The Allstate Corporation 1Q 25 Supplement 15

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income (loss) is net income (loss) applicable to common shareholders, excluding: • Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Amortization or impairment of purchased intangibles • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, amortization or impairment of purchased intangibles, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Gain or loss on disposition is excluded because it is non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors, and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Average underlying loss (incurred pure premium) and average underlying loss (incurred pure premium) and expense per policy are calculated as the underlying loss ratio and the underlying combined ratio (non-GAAP ratios), respectively, multiplied by the annualized GAAP earned premium ("annualized average earned premium”). We believe that these measures are useful to investors and are used by management for the same reasons noted above for the underlying loss and underlying combined ratios. The components of the calculation are available on the "Auto Profitability Measures and Statistics" page. The Allstate Corporation 1Q 25 Supplement 16

Definitions of Non-GAAP Measures (continued) Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. We believe it is useful for investors to evaluate this ratio which is linked to a long-term expense ratio improvement commitment through 2024. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors, and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income (loss) return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 1Q 25 Supplement 17

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines, commercial lines and other business lines insurance products, as well as consumer product protection plans, roadside assistance and automotive protection and insurance products. Property-Liability Annualized average earned premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid- term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. New issued applications: Item counts of automobile and homeowner insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage, non-proprietary life and annuity products, and lender-placed products. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Allstate Health and Benefits Benefit ratio is accident, health and other policy benefits less interest credited to contractholder funds, divided by premiums and contract charges. Employer voluntary benefits includes supplemental life and health products offered through workplace enrollment. Group health includes health products and administrative services sold to employers. Individual health includes short-term medical and other health products sold directly to individuals. Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre- tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. The Allstate Corporation 1Q 25 Supplement 18